Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Six Months Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	2Q'20 vs. 2Q'19		Jun 30, 2020	Jun 30, 2019	YTD'20 vs. YTD'19
EARNINGS
Net interest income	$3,396	$3,890	$4,029	$4,389	$4,155	$(759)	(18.3)%	$7,286	$8,381	$(1,095)	(13.1)%
Retailer share arrangements	(773)	(926)	(1,029)	(1,016)	(859)	86	(10.0)%	(1,699)	(1,813)	114	(6.3)%
Provision for credit losses	1,673	1,677	1,104	1,019	1,198	475	39.6%	3,350	2,057	1,293	62.9%
Net interest income, after retailer share arrangements and provision for credit losses	950	1,287	1,896	2,354	2,098	(1,148)	(54.7)%	2,237	4,511	(2,274)	(50.4)%
Other income	95	97	104	85	90	5	5.6%	192	182	10	5.5%
Other expense	986	1,002	1,079	1,064	1,059	(73)	(6.9)%	1,988	2,102	(114)	(5.4)%
Earnings before provision for income taxes	59	382	921	1,375	1,129	(1,070)	(94.8)%	441	2,591	(2,150)	(83.0)%
Provision for income taxes	11	96	190	319	276	(265)	(96.0)%	107	631	(524)	(83.0)%
Net earnings	$48	$286	$731	$1,056	$853	$(805)	(94.4)%	$334	$1,960	$(1,626)	(83.0)%
Net earnings available to common stockholders	$37	$275	$731	$1,056	$853	$(816)	(95.7)%	$312	$1,960	$(1,648)	(84.1)%

COMMON SHARE STATISTICS
Basic EPS	$0.06	$0.45	$1.15	$1.60	$1.25	$(1.19)	(95.2)%	$0.52	$2.82	$(2.30)	(81.6)%
Diluted EPS	$0.06	$0.45	$1.15	$1.60	$1.24	$(1.18)	(95.2)%	$0.52	$2.81	$(2.29)	(81.5)%
Dividend declared per share	$0.22	$0.22	$0.22	$0.22	$0.21	$0.01	4.8%	$0.44	$0.42	$0.02	4.8%
Common stock price	$22.16	$16.09	$36.01	$34.09	$34.67	$(12.51)	(36.1)%	$22.16	$34.67	$(12.51)	(36.1)%
Book value per share	$19.13	$19.27	$23.31	$23.13	$22.03	$(2.90)	(13.2)%	$19.13	$22.03	$(2.90)	(13.2)%
Tangible common equity per share(1)	$15.28	$15.35	$19.50	$19.68	$18.60	$(3.32)	(17.8)%	$15.28	$18.60	$(3.32)	(17.8)%

Beginning common shares outstanding	583.2	615.9	653.7	668.9	688.8	(105.6)	(15.3)%	615.9	718.8	(102.9)	(14.3)%
Issuance of common shares	—	—	—	—	—	—	—%	—	—	—	—%
Stock-based compensation	0.5	0.9	0.6	0.4	1.2	(0.7)	(58.3)%	1.4	2.1	(0.7)	(33.3)%
Shares repurchased	—	(33.6)	(38.4)	(15.6)	(21.1)	21.1	(100.0)%	(33.6)	(52.0)	18.4	(35.4)%
Ending common shares outstanding	583.7	583.2	615.9	653.7	668.9	(85.2)	(12.7)%	583.7	668.9	(85.2)	(12.7)%

Weighted average common shares outstanding	583.7	604.9	633.7	658.3	683.6	(99.9)	(14.6)%	594.3	694.8	(100.5)	(14.5)%
Weighted average common shares outstanding (fully diluted)	584.4	607.4	637.7	661.7	686.5	(102.1)	(14.9)%	595.9	697.7	(101.8)	(14.6)%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	2Q'20 vs. 2Q'19		Jun 30, 2020	Jun 30, 2019	YTD'20 vs. YTD'19
PERFORMANCE METRICS
Return on assets(1)	0.2%	1.1%	2.7%	3.9%	3.3%		(3.1)%	0.7%	3.8%		(3.1)%
Return on equity(2)	1.6%	9.1%	19.0%	28.3%	23.1%		(21.5)%	5.4%	26.7%		(21.3)%
Return on tangible common equity(3)	1.6%	11.6%	23.0%	33.4%	27.4%		(25.8)%	6.7%	31.6%		(24.9)%
Net interest margin(4)	13.53%	15.15%	15.01%	16.29%	15.75%		(2.22)%	14.35%	15.92%		(1.57)%
Efficiency ratio(5)	36.3%	32.7%	34.8%	30.8%	31.3%		5.0%	34.4%	31.1%		3.3%
Other expense as a % of average loan receivables, including held for sale	5.04%	4.77%	5.01%	4.66%	4.78%		0.26%	4.90%	4.74%		0.16%
Effective income tax rate	18.6%	25.1%	20.6%	23.2%	24.4%		(5.8)%	24.3%	24.4%		(0.1)%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	5.35%	5.36%	5.15%	5.35%	6.01%		(0.66)%	5.35%	6.04%		(0.69)%
30+ days past due as a % of period-end loan receivables(6)	3.13%	4.24%	4.44%	4.47%	4.43%		(1.30)%	3.13%	4.43%		(1.30)%
90+ days past due as a % of period-end loan receivables(6)	1.77%	2.10%	2.15%	2.07%	2.16%		(0.39)%	1.77%	2.16%		(0.39)%
Net charge-offs	$1,046	$1,125	$1,109	$1,221	$1,331	$(285)	(21.4)%	$2,171	$2,675	$(504)	(18.8)%
Loan receivables delinquent over 30 days(6)	$2,453	$3,500	$3,874	$3,723	$3,625	$(1,172)	(32.3)%	$2,453	$3,625	$(1,172)	(32.3)%
Loan receivables delinquent over 90 days(6)	$1,384	$1,735	$1,877	$1,723	$1,768	$(384)	(21.7)%	$1,384	$1,768	$(384)	(21.7)%

Allowance for credit losses (period-end)	$9,802	$9,175	$5,602	$5,607	$5,809	$3,993	68.7%	$9,802	$5,809	$3,993	68.7%
Allowance coverage ratio(7)	12.52%	11.13%	6.42%	6.74%	7.10%		5.42%	12.52%	7.10%		5.42%

BUSINESS METRICS
Purchase volume(8)(9)	$31,155	$32,042	$40,212	$38,395	$38,291	$(7,136)	(18.6)%	$63,197	$70,804	$(7,607)	(10.7)%
Period-end loan receivables	$78,313	$82,469	$87,215	$83,207	$81,796	$(3,483)	(4.3)%	$78,313	$81,796	$(3,483)	(4.3)%
Credit cards	$75,353	$79,832	$84,606	$79,788	$78,446	$(3,093)	(3.9)%	$75,353	$78,446	$(3,093)	(3.9)%
Consumer installment loans	$1,779	$1,390	$1,347	$2,050	$1,983	$(204)	(10.3)%	$1,779	$1,983	$(204)	(10.3)%
Commercial credit products	$1,140	$1,203	$1,223	$1,317	$1,328	$(188)	(14.2)%	$1,140	$1,328	$(188)	(14.2)%
Other	$41	$44	$39	$52	$39	$2	5.1%	$41	$39	$2	5.1%
Average loan receivables, including held for sale	$78,697	$84,428	$85,376	$90,556	$88,792	$(10,095)	(11.4)%	$81,563	$89,344	$(7,781)	(8.7)%
Period-end active accounts (in thousands)(9)(10)	63,430	68,849	75,471	77,094	76,065	(12,635)	(16.6)%	63,430	76,065	(12,635)	(16.6)%
Average active accounts (in thousands)(9)(10)	64,836	72,078	73,734	76,695	75,525	(10,689)	(14.2)%	68,401	76,545	(8,144)	(10.6)%

LIQUIDITY
Liquid assets
Cash and equivalents	$16,344	$13,704	$12,147	$11,461	$11,755	$4,589	39.0%	$16,344	$11,755	$4,589	39.0%
Total liquid assets	$22,352	$19,225	$17,322	$15,201	$16,665	$5,687	34.1%	$22,352	$16,665	$5,687	34.1%
Undrawn credit facilities
Undrawn credit facilities	$5,650	$5,600	$6,050	$6,500	$7,050	$(1,400)	(19.9)%	$5,650	$7,050	$(1,400)	(19.9)%
Total liquid assets and undrawn credit facilities	$28,002	$24,825	$23,372	$21,701	$23,715	$4,287	18.1%	$28,002	$23,715	$4,287	18.1%
Liquid assets % of total assets	23.15%	19.61%	16.52%	14.35%	15.66%		7.49%	23.15%	15.66%		7.49%
Liquid assets including undrawn credit facilities % of total assets	29.00%	25.32%	22.30%	20.48%	22.29%		6.71%	29.00%	22.29%		6.71%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings available to common stockholders as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(4) Net interest margin represents net interest income divided by average interest-earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, plus other income, less retailer share arrangements.
(6) Based on customer statement-end balances extrapolated to the respective period-end date.
(7) Allowance coverage ratio represents allowance for credit losses divided by total period-end loan receivables.
(8) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(9) Includes activity and accounts associated with loan receivables held for sale.
(10) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	2Q'20 vs. 2Q'19		Jun 30, 2020	Jun 30, 2019	YTD'20 vs. YTD'19
Interest income:
Interest and fees on loans	$3,808	$4,340	$4,492	$4,890	$4,636	$(828)	(17.9)%	$8,148	$9,323	$(1,175)	(12.6)%
Interest on cash and debt securities	22	67	93	91	102	(80)	(78.4)%	89	201	(112)	(55.7)%
Total interest income	3,830	4,407	4,585	4,981	4,738	(908)	(19.2)%	8,237	9,524	(1,287)	(13.5)%

Interest expense:
Interest on deposits	293	356	383	411	397	(104)	(26.2)%	649	772	(123)	(15.9)%
Interest on borrowings of consolidated securitization entities	59	73	80	88	90	(31)	(34.4)%	132	190	(58)	(30.5)%
Interest on senior unsecured notes	82	88	93	93	96	(14)	(14.6)%	170	181	(11)	(6.1)%
Total interest expense	434	517	556	592	583	(149)	(25.6)%	951	1,143	(192)	(16.8)%

Net interest income	3,396	3,890	4,029	4,389	4,155	(759)	(18.3)%	7,286	8,381	(1,095)	(13.1)%

Retailer share arrangements	(773)	(926)	(1,029)	(1,016)	(859)	86	(10.0)%	(1,699)	(1,813)	114	(6.3)%
Provision for credit losses	1,673	1,677	1,104	1,019	1,198	475	39.6%	3,350	2,057	1,293	62.9%
Net interest income, after retailer share arrangements and provision for credit losses	950	1,287	1,896	2,354	2,098	(1,148)	(54.7)%	2,237	4,511	(2,274)	(50.4)%

Other income:
Interchange revenue	134	161	192	197	194	(60)	(30.9)%	295	359	(64)	(17.8)%
Debt cancellation fees	69	69	64	64	69	—	—%	138	137	1	0.7%
Loyalty programs	(134)	(158)	(181)	(203)	(192)	58	(30.2)%	(292)	(359)	67	(18.7)%
Other	26	25	29	27	19	7	36.8%	51	45	6	13.3%
Total other income	95	97	104	85	90	5	5.6%	192	182	10	5.5%

Other expense:
Employee costs	327	324	385	359	358	(31)	(8.7)%	651	711	(60)	(8.4)%
Professional fees	189	197	199	205	231	(42)	(18.2)%	386	463	(77)	(16.6)%
Marketing and business development	91	111	152	139	135	(44)	(32.6)%	202	258	(56)	(21.7)%
Information processing	116	123	122	127	123	(7)	(5.7)%	239	236	3	1.3%
Other	263	247	221	234	212	51	24.1%	510	434	76	17.5%
Total other expense	986	1,002	1,079	1,064	1,059	(73)	(6.9)%	1,988	2,102	(114)	(5.4)%

Earnings before provision for income taxes	59	382	921	1,375	1,129	(1,070)	(94.8)%	441	2,591	(2,150)	(83.0)%
Provision for income taxes	11	96	190	319	276	(265)	(96.0)%	107	631	(524)	(83.0)%
Net earnings	$48	$286	$731	$1,056	$853	$(805)	(94.4)%	$334	$1,960	$(1,626)	(83.0)%

Net earnings available to common stockholders	$37	$275	$731	$1,056	$853	$(816)	(95.7)%	$312	$1,960	$(1,648)	(84.1)%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Jun 30, 2020 vs. Jun 30, 2019
Assets
Cash and equivalents	$16,344	$13,704	$12,147	$11,461	$11,755	$4,589	39.0%
Debt securities	6,623	6,146	5,911	4,584	6,147	476	7.7%
Loan receivables:
Unsecuritized loans held for investment	52,629	54,765	58,398	56,220	55,178	(2,549)	(4.6)%
Restricted loans of consolidated securitization entities	25,684	27,704	28,817	26,987	26,618	(934)	(3.5)%
Total loan receivables	78,313	82,469	87,215	83,207	81,796	(3,483)	(4.3)%
Less: Allowance for credit losses(1)	(9,802)	(9,175)	(5,602)	(5,607)	(5,809)	(3,993)	68.7%
Loan receivables, net	68,511	73,294	81,613	77,600	75,987	(7,476)	(9.8)%
Loan receivables held for sale	4	5	725	8,182	8,096	(8,092)	(100.0)%
Goodwill	1,078	1,078	1,078	1,078	1,078	—	—%
Intangible assets, net	1,166	1,208	1,265	1,177	1,215	(49)	(4.0)%
Other assets	2,818	2,603	2,087	1,861	2,110	708	33.6%
Total assets	$96,544	$98,038	$104,826	$105,943	$106,388	$(9,844)	(9.3)%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$63,857	$64,302	$64,877	$65,677	$65,382	$(1,525)	(2.3)%
Non-interest-bearing deposit accounts	291	313	277	295	263	28	10.6%
Total deposits	64,148	64,615	65,154	65,972	65,645	(1,497)	(2.3)%
Borrowings:
Borrowings of consolidated securitization entities	8,109	9,291	10,412	10,912	11,941	(3,832)	(32.1)%
Senior unsecured notes	7,960	7,957	9,454	9,451	9,303	(1,343)	(14.4)%
Total borrowings	16,069	17,248	19,866	20,363	21,244	(5,175)	(24.4)%
Accrued expenses and other liabilities	4,428	4,205	4,718	4,488	4,765	(337)	(7.1)%
Total liabilities	84,645	86,068	89,738	90,823	91,654	(7,009)	(7.6)%
Equity:
Preferred stock	734	734	734	—	—	734	NM
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,532	9,523	9,537	9,520	9,500	32	0.3%
Retained earnings	9,852	9,960	12,117	11,533	10,627	(775)	(7.3)%
Accumulated other comprehensive income:	(37)	(49)	(58)	(44)	(43)	6	(14.0)%
Treasury stock	(8,183)	(8,199)	(7,243)	(5,890)	(5,351)	(2,832)	52.9%
Total equity	11,899	11,970	15,088	15,120	14,734	(2,835)	(19.2)%
Total liabilities and equity	$96,544	$98,038	$104,826	$105,943	$106,388	$(9,844)	(9.3)%

(1) Effective January 1, 2020, the Company adopted ASU 2016-13, Financial Instruments-Credit Losses ("CECL") that measures the allowance for credit losses based on management’s best estimate of expected credit losses for the life of our loan receivables. Prior periods presented reflect measurement of the allowance based on management’s estimate of probable incurred credit losses in accordance with the previous accounting guidance effective for those periods.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Jun 30, 2020			Mar 31, 2020			Dec 31, 2019			Sep 30, 2019			Jun 30, 2019
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$15,413	$3	0.08%	$12,902	$42	1.31%	$16,269	$68	1.66%	$10,947	$59	2.14%	$10,989	$66	2.41%
Securities available for sale	6,804	19	1.12%	5,954	25	1.69%	4,828	25	2.05%	5,389	32	2.36%	6,010	36	2.40%

Loan receivables, including held for sale:
Credit cards	75,942	3,740	19.81%	81,716	4,272	21.03%	81,960	4,409	21.34%	87,156	4,807	21.88%	85,488	4,557	21.38%
Consumer installment loans	1,546	37	9.63%	1,432	35	9.83%	2,058	48	9.25%	2,022	48	9.42%	1,924	44	9.17%
Commercial credit products	1,150	30	10.49%	1,243	33	10.68%	1,311	34	10.29%	1,329	35	10.45%	1,330	34	10.25%
Other	59	1	NM	37	—	—%	47	1	NM	49	—	—%	50	1	NM
Total loan receivables, including held for sale	78,697	3,808	19.46%	84,428	4,340	20.67%	85,376	4,492	20.87%	90,556	4,890	21.42%	88,792	4,636	20.94%
Total interest-earning assets	100,914	3,830	15.26%	103,284	4,407	17.16%	106,473	4,585	17.08%	106,892	4,981	18.49%	105,791	4,738	17.96%

Non-interest-earning assets:
Cash and due from banks	1,486			1,450			1,326			1,374			1,271
Allowance for credit losses	(9,221)			(8,708)			(5,593)			(5,773)			(5,911)
Other assets	4,779			4,696			3,872			3,920			3,752
Total non-interest-earning assets	(2,956)			(2,562)			(395)			(479)			(888)

Total assets	$97,958			$100,722			$106,078			$106,413			$104,903

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$64,298	$293	1.83%	$64,366	$356	2.22%	$65,380	$383	2.32%	$65,615	$411	2.49%	$64,226	$397	2.48%
Borrowings of consolidated securitization entities	8,863	59	2.68%	9,986	73	2.94%	10,831	80	2.93%	11,770	88	2.97%	11,785	90	3.06%
Senior unsecured notes	7,958	82	4.14%	8,807	88	4.02%	9,452	93	3.90%	9,347	93	3.95%	9,543	96	4.03%

Total interest-bearing liabilities	81,119	434	2.15%	83,159	517	2.50%	85,663	556	2.58%	86,732	592	2.71%	85,554	583	2.73%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	309			299			281			283			271
Other liabilities	4,349			4,672			4,906			4,570			4,260
Total non-interest-bearing liabilities	4,658			4,971			5,187			4,853			4,531

Total liabilities	85,777			88,130			90,850			91,585			90,085

Equity
Total equity	12,181			12,592			15,228			14,828			14,818

Total liabilities and equity	$97,958			$100,722			$106,078			$106,413			$104,903
Net interest income		$3,396			$3,890			$4,029			$4,389			$4,155

Interest rate spread(1)			13.11%			14.66%			14.50%			15.78%			15.23%
Net interest margin(2)			13.53%			15.15%			15.01%			16.29%			15.75%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Six Months Ended Jun 30, 2020			Six Months Ended Jun 30, 2019
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$14,158	$45	0.64%	$11,011	$131	2.40%
Securities available for sale	6,379	44	1.39%	5,826	70	2.42%

Loan receivables:
Credit cards, including held for sale	78,830	8,012	20.44%	86,125	9,168	21.47%
Consumer installment loans	1,489	72	9.72%	1,884	86	9.21%
Commercial credit products	1,196	63	10.59%	1,291	68	10.62%
Other	48	1	4.19%	44	1	4.58%
Total loan receivables, including held for sale	81,563	8,148	20.09%	89,344	9,323	21.04%
Total interest-earning assets	102,100	8,237	16.22%	106,181	9,524	18.09%

Non-interest-earning assets:
Cash and due from banks	1,468			1,303
Allowance for loan losses	(8,965)			(6,125)
Other assets	4,737			3,741
Total non-interest-earning assets	(2,760)			(1,081)

Total assets	$99,340			$105,100

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$64,332	$649	2.03%	$64,002	$772	2.43%
Borrowings of consolidated securitization entities	9,425	132	2.82%	12,592	190	3.04%
Senior unsecured notes	8,382	170	4.08%	9,219	181	3.96%
Total interest-bearing liabilities	82,139	951	2.33%	85,813	1,143	2.69%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	304			278
Other liabilities	4,511			4,205
Total non-interest-bearing liabilities	4,815			4,483

Total liabilities	86,954			90,296

Equity
Total equity	12,386			14,804

Total liabilities and equity	$99,340			$105,100
Net interest income		$7,286			$8,381

Interest rate spread(1)			13.89%			15.40%
Net interest margin(2)			14.35%			15.92%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Jun 30, 2020 vs. Jun 30, 2019
BALANCE SHEET STATISTICS
Total common equity	$11,165	$11,236	$14,354	$15,120	$14,734	$(3,569)	(24.2)%
Total common equity as a % of total assets	11.56%	11.46%	13.69%	14.27%	13.85%		(2.29)%

Tangible assets	$94,300	$95,752	$102,483	$103,688	$104,095	$(9,795)	(9.4)%
Tangible common equity(1)	$8,921	$8,950	$12,011	$12,865	$12,441	$(3,520)	(28.3)%
Tangible common equity as a % of tangible assets(1)	9.46%	9.35%	11.72%	12.41%	11.95%		(2.49)%
Tangible common equity per share(1)	$15.28	$15.35	$19.50	$19.68	$18.60	$(3.32)	(17.8)%

REGULATORY CAPITAL RATIOS(2)(3)
	Basel III - CECL Transition		Basel III
Total risk-based capital ratio(4)	17.6%	16.5%	16.3%	15.8%	15.6%
Tier 1 risk-based capital ratio(5)	16.3%	15.2%	15.0%	14.5%	14.3%
Tier 1 leverage ratio(6)	12.7%	12.3%	12.6%	12.6%	12.4%
Common equity Tier 1 capital ratio	15.3%	14.3%	14.1%	14.5%	14.3%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(2) Regulatory capital ratios at June 30, 2020 are preliminary and therefore subject to change.
(3) Capital ratios starting March 31, 2020 reflect election to delay for two years an estimate of CECL’s effect on regulatory capital in accordance with the interim final rule issued by U.S. banking agencies in March 2020.

(4) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(5) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(6) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments. Tier 1 leverage ratios are based upon the use of daily averages for all periods presented.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, $ in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	2Q'20 vs. 2Q'19		Jun 30, 2020	Jun 30, 2019	YTD'20 vs. YTD'19
RETAIL CARD
Purchase volume(1)(2)	$24,380	$24,008	$30,968	$29,282	$29,530	$(5,150)	(17.4)%	$48,388	$54,190	$(5,802)	(10.7)%
Period-end loan receivables	$49,967	$52,390	$56,387	$52,697	$52,307	$(2,340)	(4.5)%	$49,967	$52,307	$(2,340)	(4.5)%
Average loan receivables, including held for sale	$50,238	$53,820	$54,505	$60,660	$59,861	$(9,623)	(16.1)%	$52,029	$60,409	$(8,380)	(13.9)%
Average active accounts (in thousands)(2)(3)	46,970	53,018	54,662	58,082	57,212	(10,242)	(17.9)%	49,982	58,132	(8,150)	(14.0)%

Interest and fees on loans	$2,640	$3,037	$3,143	$3,570	$3,390	$(750)	(22.1)%	$5,677	$6,844	$(1,167)	(17.1)%
Other income	$56	$59	$77	$65	$59	$(3)	(5.1)%	$115	$135	$(20)	(14.8)%
Retailer share arrangements	$(752)	$(904)	$(988)	$(998)	$(836)	$84	(10.0)%	$(1,656)	$(1,776)	$120	(6.8)%

PAYMENT SOLUTIONS
Purchase volume(1)(2)	$4,823	$5,375	$6,402	$6,281	$5,948	$(1,125)	(18.9)%	$10,198	$11,197	$(999)	(8.9)%
Period-end loan receivables	$19,119	$19,973	$20,528	$20,478	$19,766	$(647)	(3.3)%	$19,119	$19,766	$(647)	(3.3)%
Average loan receivables, including held for sale	$19,065	$20,344	$20,701	$20,051	$19,409	$(344)	(1.8)%	$19,705	$19,453	$252	1.3%
Average active accounts (in thousands)(2)(3)	11,900	12,681	12,713	12,384	12,227	(327)	(2.7)%	12,266	12,321	(55)	(0.4)%

Interest and fees on loans	$632	$706	$737	$721	$685	$(53)	(7.7)%	$1,338	$1,371	$(33)	(2.4)%
Other income	$14	$13	$4	$(1)	$11	$3	27.3%	$27	$12	$15	125.0%
Retailer share arrangements	$(18)	$(18)	$(37)	$(15)	$(21)	$3	(14.3)%	$(36)	$(33)	$(3)	9.1%

CARECREDIT
Purchase volume(1)	$1,952	$2,659	$2,842	$2,832	$2,813	$(861)	(30.6)%	$4,611	$5,417	$(806)	(14.9)%
Period-end loan receivables	$9,227	$10,106	$10,300	$10,032	$9,723	$(496)	(5.1)%	$9,227	$9,723	$(496)	(5.1)%
Average loan receivables, including held for sale	$9,394	$10,264	$10,170	$9,845	$9,522	$(128)	(1.3)%	$9,829	$9,482	$347	3.7%
Average active accounts (in thousands)(3)	5,966	6,379	6,359	6,229	6,086	(120)	(2.0)%	6,153	6,092	61	1.0%

Interest and fees on loans	$536	$597	$612	$599	$561	$(25)	(4.5)%	$1,133	$1,108	$25	2.3%
Other income	$25	$25	$23	$21	$20	$5	25.0%	$50	$35	$15	42.9%
Retailer share arrangements	$(3)	$(4)	$(4)	$(3)	$(2)	$(1)	50.0%	$(7)	$(4)	$(3)	75.0%

TOTAL SYF
Purchase volume(1)(2)	$31,155	$32,042	$40,212	$38,395	$38,291	$(7,136)	(18.6)%	$63,197	$70,804	$(7,607)	(10.7)%
Period-end loan receivables	$78,313	$82,469	$87,215	$83,207	$81,796	$(3,483)	(4.3)%	$78,313	$81,796	$(3,483)	(4.3)%
Average loan receivables, including held for sale	$78,697	$84,428	$85,376	$90,556	$88,792	$(10,095)	(11.4)%	$81,563	$89,344	$(7,781)	(8.7)%
Average active accounts (in thousands)(2)(3)	64,836	72,078	73,734	76,695	75,525	(10,689)	(14.2)%	68,401	76,545	(8,144)	(10.6)%

Interest and fees on loans	$3,808	$4,340	$4,492	$4,890	$4,636	$(828)	(17.9)%	$8,148	$9,323	$(1,175)	(12.6)%
Other income	$95	$97	$104	$85	$90	$5	5.6%	$192	$182	$10	5.5%
Retailer share arrangements	$(773)	$(926)	$(1,029)	$(1,016)	$(859)	$86	(10.0)%	$(1,699)	$(1,813)	$114	(6.3)%
(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Includes activity and balances associated with loan receivables held for sale.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019
COMMON EQUITY AND REGULATORY CAPITAL MEASURES(2)
GAAP Total equity	$11,899	$11,970	$15,088	$15,120	$14,734
Less: Preferred stock	(734)	(734)	(734)	—	—
Less: Goodwill	(1,078)	(1,078)	(1,078)	(1,078)	(1,078)
Less: Intangible assets, net	(1,166)	(1,208)	(1,265)	(1,177)	(1,215)
Tangible common equity	$8,921	$8,950	$12,011	$12,865	$12,441
Add: CECL transition amount	2,570	2,417	—	—	—

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	302	304	319	290	283
Common equity Tier 1	$11,793	$11,671	$12,330	$13,155	$12,724
Preferred stock	734	734	734	—	—
Tier 1 capital	$12,527	$12,405	$13,064	$13,155	$12,724

Add: Allowance for credit losses includible in risk-based capital	1,031	1,082	1,147	1,190	1,169
Total Risk-based capital	$13,558	$13,487	$14,211	$14,345	$13,893

ASSET MEASURES(2)
Total average assets	$97,958	$100,722	$106,078	$106,413	$104,903
Adjustments for:
Add: CECL transition amount	2,570	2,417	—	—	—
Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(1,980)	(2,010)	(2,059)	(1,975)	(2,003)
Total assets for leverage purposes	$98,548	$101,129	$104,019	$104,438	$102,900

Risk-weighted assets	$77,048	$81,639	$87,302	$90,772	$88,890

CECL FULLY PHASED-IN CAPITAL MEASURES
Tier 1 capital	$12,527	$12,405	$13,064	$13,155	$12,724
Less: CECL transition adjustment	(2,570)	(2,417)	—	—	—
Tier 1 capital (CECL fully phased-in)	$9,957	$9,988	$13,064	$13,155	$12,724
Add: Allowance for credit losses	9,802	9,175	5,602	5,607	5,809
Tier 1 capital (CECL fully phased-in) + Reserves for credit losses	$19,759	$19,163	$18,666	$18,762	$18,533

Risk-weighted assets	$77,048	$81,639	$87,302	$90,772	$88,890
Less: CECL transition adjustment	(2,361)	(2,204)	—	—	—
Risk-weighted assets (CECL fully phased-in)	$74,687	$79,435	$87,302	$90,772	$88,890

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$19.13	$19.27	$23.31	$23.13	$22.03
Less: Goodwill	(1.85)	(1.85)	(1.75)	(1.65)	(1.61)
Less: Intangible assets, net	(2.00)	(2.07)	(2.06)	(1.80)	(1.82)
Tangible common equity per share	$15.28	$15.35	$19.50	$19.68	$18.60

(1) Regulatory measures at June 30, 2020 are presented on an estimated basis.
(2) Capital ratios starting March 31, 2020 reflect election to delay for two years an estimate of CECL’s effect on regulatory capital in accordance with the interim final rule issued by U.S. banking agencies in March 2020.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES (Continued)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019
ALLOWANCE FOR LOAN LOSSES (1)
Allowance for credit losses	$9,802	$9,175	N/A	N/A	N/A
Less: Impact from CECL(2)	(3,605)	(3,122)	—	—	—
Allowance for loan losses(1)	$6,197	$6,053	$5,602	$5,607	$5,809

ALLOWANCE FOR LOAN LOSSES AS A % OF PERIOD-END LOAN RECEIVABLES
Allowance for credit losses as a % of period-end loan receivables	12.52%	11.13%	N/A	N/A	N/A
Less: Impact from CECL(2)	(4.61)%	(3.79)%	—%	—%	—%
Allowance for loan losses as a % of period-end loan receivables	7.91%	7.34%	6.42%	6.74%	7.10%

CORE PURCHASE VOLUME
Purchase Volume	$31,155	$32,042	$40,212	$38,395	$38,291
Less: Walmart and Yamaha Purchase volume	—	—	(267)	(2,381)	(2,512)
Core Purchase volume	$31,155	$32,042	$39,945	$36,014	$35,779

CORE LOAN RECEIVABLES
Loan receivables	$78,313	$82,469	$87,215	$83,207	$81,796
Less: Walmart and Yamaha Loan receivables	—	—	(3)	(872)	(1,188)
Core Loan receivables	$78,313	$82,469	$87,212	$82,335	$80,608

Retail Card Loan receivables	$49,967	$52,390	$56,387	$52,697	$52,307
Less: Walmart Loan receivables	—	—	—	(112)	(431)
Core Loan receivables	$49,967	$52,390	$56,387	$52,585	$51,876

Payment Solutions Loan receivables	$19,119	$19,973	$20,528	$20,478	$19,766
Less: Yamaha Loan receivables	—	—	(3)	(760)	(757)
Core Loan receivables	$19,119	$19,973	$20,525	$19,718	$19,009

CORE AVERAGE ACTIVE ACCOUNTS (in thousands)
Average active accounts (in thousands)	64,836	72,078	73,734	76,695	75,525
Less: Walmart and Yamaha average Active accounts (in thousands)	—	—	(1,777)	(7,001)	(7,215)
Core Average active accounts (in thousands)	64,836	72,078	71,957	69,694	68,310

CORE INTEREST AND FEES ON LOANS
Interest and fees on loans	$3,808	$4,340	$4,492	$4,890	$4,636
Less: Walmart and Yamaha Interest and fees on loans	—	—	(69)	(531)	(520)
Core Interest and fees on loans	$3,808	$4,340	$4,423	$4,359	$4,116

(1) Beginning in 1Q'20, allowance for loan losses is calculated based upon accounting standards no longer effective, and as such is a Non-GAAP measure.
(2) Impact from CECL reflects the additional allowance for credit losses recorded in accordance with ASC 2016-13, as compared to the allowance for credit losses required had the prior accounting guidance been applied.